                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                            _______________________

                                  FORM 8-K/A1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)September 5, 1995
                                                -----------------


                        PHARMACEUTICAL RESOURCES, INC.
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              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

   New Jersey                       1-10827                 22-3122182
--------------------------       ------------           ------------------
(STATE OR OTHER JURISDIC-        (COMMISSION              (IRS EMPLOYER
TION OF INCORPORATION)           FILE NUMBER)           IDENTIFICATION NO.)


One Ram Ridge Road, Spring Valley, New York           10977
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)


Registrant's telephone number, including area code (914) 425-7100
                                                  ---------------


--------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                               Page 1 of 6 Pages
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ITEM 4.  CHANGES IN CERTIFYING ACCOUNTANT.
-----------------------------------------

     (a) During the Registrant's two most recent fiscal years, the Registrant engaged the accounting firm of Richard A. Eisner & Company, LLP as the independent accountants to audit its financial statements. The Registrant has notified Richard A. Eisner & Company, LLP that effective September 5, 1995 it will no longer utilize its services as independent accountants. On September 5, 1995, the Registrant engaged the firm of Arthur Andersen LLP to act as its independent accountants for the 1995 fiscal year.

     (b) Registrant's decision to change independent accountants was recommended and approved by its Audit Committee.

     (c) Richard A. Eisner & Company, LLP's reports on the Registrant's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     (d) There has not occurred, during the two fiscal years ended as of September 30, 1994, or any subsequent interim period prior to September 5, 1995, any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission) with respect to Richard A. Eisner & Company, LLP.

     (e) In connection with the audits of the Registrant's financial statements for each of the two fiscal years ended as of September 30, 1994, and in the subsequent interim period, there were no disagreements with Richard A. Eisner & Company, LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of Richard A. Eisner & Company, LLP would have caused Richard
A. Eisner & Company, LLP to make reference to the matter in their report on the Registrant's financial statements for such periods.

     (f) The Registrant has requested that Richard A. Eisner & Company, LLP furnish it with a letter, addressed to the Securities & Exchange Commission, stating whether it agrees with the statements contained herein, and if not, the respects in which it does not agree. A copy of that letter is filed as Exhibit 16 to this Form 8-K/A1.

                               Page 2 of 6 Pages
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
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         AND EXHIBITS.
         ------------

Exhibit No.                        Description
-----------                        -----------

    16 Letter from Richard A. Eisner & Company, LLP, dated October 11, 1995, to the SEC re change in certifying accountant.


                               Page 3 of 6 Pages
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  October 12, 1995

                                    PHARMACEUTICAL RESOURCES, INC.



                                    By:/s/ Robert I. Edinger
                                       ---------------------------
                                       Robert I. Edinger
                                       Executive Vice President, Chief Financial
                                       Officer and Secretary

                               Page 4 of 6 Pages
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                                 EXHIBIT INDEX

 Exhibit No.   Description           Seq. Page No.
-------------  -----------           -------------

16            Letter from Richard          6
              A. Eisner & Company,
              LLP, dated October
              11, 1995, to the SEC
              on change in
              certifying accountant


                               Page 5 of 6 Pages